As filed with the Securities and Exchange Commission on February 25, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22842

FORUM FUNDS II
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2015 – December 31, 2015

ITEM 1. REPORT TO STOCKHOLDERS.

PHOCAS REAL ESTATE FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2015

Performance Summary

2015 was a disappointing year for real estate investment trust (“REIT”) investors, and the Phocas Real Estate Fund (the “Fund”) underperformed its benchmark, the FTSE NAREIT All Equity REITs Index (the “Index” or the “Benchmark”), during 2015.  The Fund delivered a total return of +1.28% versus +2.83% for the Benchmark.

Underperforming the Index materially in the year was Lodging.  The Fund’s performance from Lodging REITs was driven by disappointing revenue per available room (“RevPAR”) growth due to weaker group bookings and lower tourism given the strong U.S. dollar.  Health Care REITs were impacted by concerns relating to the increased supply in senior communities, primarily assisted living facilities.  Sectors in the Fund that outperformed the Index include Self Storage and Residential.  Despite premium valuations, Self-Storage and Residential REITs’ outperformance continued to be driven by strong operating fundamentals and continued improvements in jobs growth, housing starts, household formation and population mobility.

Market Summary

A common theme during the fourth quarter and full year was investor fear regarding rising interest rates.  As a result, many REITS were trading below Net Asset Value (NAV).  Interest rate uncertainty lessened in December when the Fed raised rates, despite little movement in longer term interest rates.  We expect low rates to endure for quite some time.  In the end, the impact of rising interest rates on REITs will depend on how far and fast they rise.  We remain believers that REITs are economically sensitive more than they are interest rate sensitive.  With REITs trading below their NAVs, merger and acquisition volume picked up, and we expect that to continue.  Additionally, we expect privatizations to gather pace as long as the discounts to NAVs persist.

Contributors

Extra Space Storage (EXR) and Coresite Realty (COR) were the Fund’s top performers in 2015.  EXR should come as no surprise, given that the Self Storage sector was the best performing sector in 2015.  EXR and their peers continued to benefit from a historically low supply pipeline, and use of size and scale to take business from smaller local operators.  Coresite has also benefited from a manageable level of new supply, as well as a favorable view of demand for outsourced data center space by growing enterprise information technology (“IT”) requirements, and an increased willingness by IT departments to outsource their infrastructure.

Detractors

Overall, 2015 was a disappointing year for REIT investors, even with a strong fourth quarter. Underperforming the Index materially for the year were Lodging and Health Care.  The performance from Lodging REITs was driven by disappointing RevPAR growth due to weaker group bookings, and lower tourism given the strong U.S. dollar.  Health Care REITs were impacted by concerns relating to the increased supply in senior communities, primarily assisted living facilities.

Fund Positioning

With low U.S. economic growth expectations for 2016, and a 25 bps to 50 bps increase in interests rates priced into REIT share prices, the Fund is positioned towards companies that have strong internal and external growth components and are realizing strong real estate fundamentals.  Additionally, with commercial real estate prices where they are, development capability is likely to take on increasing importance.  Overall, the Fund generally owns companies with strong balance sheets that can increase earnings and NAV against a backdrop of higher rates, and typically grow without the need for substantial external capital.

The Fund continues to be overweight in the Office sector, favoring central business district (“CBD”) over suburban exposure, and preferring companies with a niche focus, i.e., lab space or specific geographic markets.  We also prefer companies with development deliveries into high demand markets.  We remain biased toward the Class A Malls (over Class B/C), as we do not expect a slowdown in demand for quality retail space.  Minimal new supply and omni-channel retailing are translating to solid leasing spreads, historically stable, high occupancy and steady growth.  Multifamily is also favored as employment grows and the relative affordability

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PHOCAS REAL ESTATE FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2015

should continue to drive demand.  The Fund is underweight in Health Care, Free Standing, Infrastructure and Timber due to relative valuations, slowing growth, growth catalysts or supply/demand fundamentals.  Most Health Care and Free Standing REITs are struggling with stretched balance sheets, and current share prices are likely to dampen acquisition activity.

Best Regards,

Phocas Financial Corporation

William Schaff, CFA                                                          James Murray, CFA

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Portfolio Managers as of the date this report is first published and may not reflect their views anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date this report is first published. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

The Fund is exposed to the same risks that are associated with the direct ownership of real estate including, but not limited to, a general decline in the value of real estate, fluctuations in rental income, changes in interest rates, increases in property taxes, increasing operating costs, overbuilding, changes in zoning laws, and changes in consumer demand for real estate. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods from investing solely in the U.S. These risks are magnified in emerging markets. The Fund is non-diversified, meaning it may invest its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The FTSE NAREIT All Equity REITs Index is an unmanaged index of all tax qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. One cannot invest directly in an index. 1 basis point is equal to 0.01%.

2

PHOCAS REAL ESTATE FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) DECEMBER 31, 2015

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Phocas Real Estate Fund (the “Fund”) compared with the performance of the benchmark, the FTSE NAREIT All Equity REITs Index (the "NAREIT Equity Index"), since inception.

The NAREIT Equity Index is an unmanaged index of all tax qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meets minimum size and liquidity criteria. The total return of the NAREIT Equity Index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the NAREIT Equity Index does not include expenses. The Fund is professionally managed while the NAREIT Equity Index is unmanaged and is not available for investment.

Average Annual Total Returns			Since Inception
Periods Ended December 31, 2015	One Year	Five Years	09/29/06
Phocas Real Estate Fund	1.28%	12.35%	6.52%
FTSE NAREIT All Equity REITs Index	2.83%	11.91%	5.57%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 746-2271. Shares redeemed within 90 days of purchase will be charged a 1.00% redemption fee. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 2.78%. However, the Fund’s Advisor has contractually agreed to waive its fee and/or reimburse expenses to limit total operating expenses to 1.50%, through April 30, 2016. The Advisor may be reimbursed by the Fund for fees waived and expenses reimbursed by the Advisor pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, is approved by the Board and does not cause the Net Annual Fund Operating Expenses of the Fund to exceed the Expense Cap in place at the time the fees were waived. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

The historical information shown above from September 29, 2006 through December 31, 2013, reflects, in part, the historical performance of the Phocas Real Estate Fund, a series of the Advisors Series Trust (the “Predecessor Fund”). Effective as of the close of business on July 31, 2013, the Predecessor Fund reorganized into the Fund. The Predecessor Fund had identical investment objectives and strategies to the fund and was managed by the same investment advisor.

3

PHOCAS REAL ESTATE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2015

Shares	Security Description	Value
Common Stock (REITs) - 97.2%
Apartments - 16.4%
3,926	AvalonBay Communities, Inc.	$722,894
2,725	Camden Property Trust	209,171
4,968	Equity Residential	405,339
1,989	Essex Property Trust, Inc.	476,187
		1,813,591
Diversified - 9.6%
5,749	CoreSite Realty Corp.	326,083
3,542	NorthStar Realty Europe Corp. REIT	41,831
10,628	NorthStar Realty Finance Corp. REIT	180,995
5,100	QTS Realty Trust, Inc., Class A REIT	230,061
2,837	Vornado Realty Trust	283,587
		1,062,557
Health Care - 7.3%
10,805	Sabra Health Care REIT, Inc.	218,585
3,939	Ventas, Inc.	222,278
5,360	Welltower, Inc. REIT	364,641
		805,504
Industrial - 6.6%
18,360	First Industrial Realty Trust, Inc.	406,307
6,742	Rexford Industrial Realty, Inc. REIT	110,299
11,409	STAG Industrial, Inc.	210,496
		727,102
Lodging/Resorts - 3.9%
7,527	Chatham Lodging Trust	154,153
9,861	Pebblebrook Hotel Trust	276,305
		430,458
Manufactured Homes - 2.2%
3,522	Sun Communities, Inc.	241,363
Mixed - 1.5%
14,366	First Potomac Realty Trust	163,772
Office - 21.0%
6,924	Alexandria Real Estate Equities, Inc.	625,653
2,772	Boston Properties, Inc.	353,541
11,742	Hudson Pacific Properties, Inc.	330,420
7,480	Kilroy Realty Corp.	473,334
3,811	New York REIT, Inc.	43,826
4,386	SL Green Realty Corp.	495,530
		2,322,304
Regional Malls - 12.7%
13,548	General Growth Properties, Inc.	368,641
5,349	Simon Property Group, Inc.	1,040,060
		1,408,701
Self Storage - 8.9%
11,111	Extra Space Storage, Inc.	980,101
Shopping Centers - 7.1%
10,078	Acadia Realty Trust	334,086
7,834	Kite Realty Group Trust	203,135
3,682	Regency Centers Corp.	250,818
		788,039
Total Common Stock (REITs) (Cost $7,975,578)	10,743,492
Money Market Fund - 2.5%
272,887	Dreyfus Cash Management, 0.23% (a) (Cost $272,887)	272,887
Total Investments - 99.7% (Cost $8,248,465)*	$11,016,379
Other Assets & Liabilities, Net – 0.3%	35,291
Net Assets – 100.0%	$11,051,670

REIT	Real Estate Investment Trust
(a)	Variable rate security. Rate presented is as of December 31, 2015.

* Cost for federal income tax purposes is $8,245,596 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,186,815
Gross Unrealized Depreciation	(416,032)
Net Unrealized Appreciation	$2,770,783

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$10,743,492
Level 2 - Other Significant Observable Inputs	272,887
Level 3 - Significant Unobservable Inputs	-
Total	$11,016,379

The Level 1 value displayed in this table is Common Stock (REITs). The Level 2 valued displayed in this table is a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended December 31, 2015.

See Notes to Financial Statements.	4

PHOCAS REAL ESTATE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2015

PORTFOLIO HOLDINGS
% of Total Investments
Apartments	16.5%
Diversified	9.6%
Health Care	7.3%
Industrial	6.6%
Lodging/Resorts	3.9%
Manufactured Homes	2.2%
Mixed	1.5%
Office	21.1%
Regional Malls	12.8%
Self Storage	8.9%
Shopping Centers	7.1%
Money Market Fund	2.5%
100.0%

See Notes to Financial Statements.	5

PHOCAS REAL ESTATE FUND STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2015

ASSETS
. Total investments, at value (Cost $8,248,465)	$11,016,379
Receivables:
Dividends	51,186
From investment advisor	11,607
Prepaid expenses	875
Total Assets	11,080,047

LIABILITIES
Accrued Liabilities:
Trustees’ fees and expenses	20
Fund services fees	6,533
Other expenses	21,824
Total Liabilities	28,377

NET ASSETS	$11,051,670

COMPONENTS OF NET ASSETS
Paid-in capital	$7,934,035
Accumulated net realized gain	349,721
Net unrealized appreciation	2,767,914
NET ASSETS	$11,051,670
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	353,899
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$31.23
*	Shares redeemed or exchanged within 90 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.	6

PHOCAS REAL ESTATE FUND STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2015

INVESTMENT INCOME
Dividend income .	$367,887
Total Investment Income	367,887
Advisor
EXPENSES
Investment advisor fees	84,994
Fund services fees	94,400
Custodian fees	5,000
Registration fees	1,302
Professional fees	54,978
Trustees' fees and expenses	2,636
Miscellaneous expenses	17,787
Total Expenses	261,097
Fees waived and expenses reimbursed	(91,110)
Net Expenses	169,987

NET INVESTMENT INCOME	197,900

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	710,194
Net change in unrealized appreciation (depreciation) on investments	(791,734)
NET REALIZED AND UNREALIZED LOSS	(81,540)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$116,360

See Notes to Financial Statements.	7

PHOCAS REAL ESTATE FUND STATEMENT OF CHANGES IN NET ASSETS

December 31, 2016	#	42369 #	#	42004
		For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
OPERATIONS
Net investment income		$197,900		$146,408
Net realized gain		710,194		274,746
Net change in unrealized appreciation (depreciation)		(791,734)		2,094,469
Increase in Net Assets Resulting from Operations		116,360		2,515,623

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income		(127,117)		(8,167)
Net realized gain		(436,973)		-
Total Distributions to Shareholders		(564,090)		(8,167)

CAPITAL SHARE TRANSACTIONS
Sale of shares		1,983,740		1,407,104
Reinvestment of distributions		564,090		8,067
Redemption of shares		(1,830,078)		(632,705)
Increase in Net Assets from Capital Share Transactions		717,752		782,466
Increase in Net Assets		270,022		3,289,922

NET ASSETS
Beginning of Year		10,781,648		7,491,726
End of Year (Including line (a))		$11,051,670		$10,781,648

SHARE TRANSACTIONS
Sale of shares		60,274		49,538
Reinvestment of distributions		18,158		245
Redemption of shares		(56,878)		(21,209)
Increase in Shares		21,554		28,574

(a) Undistributed net investment income		$-		$44,682

See Notes to Financial Statements.	8

PHOCAS REAL ESTATE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended December 31,
	2015	2014	2013	2012	2011
NET ASSET VALUE, Beginning
of Year	$32.44	$24.66	$23.30	$20.13	$18.71
INVESTMENT OPERATIONS
Net investment income	0.57 (a)	0.45 (a)	0.46 (a)	0.13	0.15
Net realized and unrealized gain (loss)	(0.18)	7.35	1.09	3.23	1.32
Total from Investment Operations	0.39	7.80	1.55	3.36	1.47
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.36)	(0.02)	(0.19)	(0.19)	(0.05)
Net realized gain	(1.24)	—	—	—	—
Total Distributions to Shareholders	(1.60)	(0.02)	(0.19)	(0.19)	(0.05)
NET ASSET VALUE, End of Year	$31.23	$32.44	$24.66	$23.30	$20.13
TOTAL RETURN	1.28%	31.65%	6.64%	16.70%	7.89%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Year (000's ommited)	$11,052	$10,782	$7,492	$5,092	$4,137
Ratios to Average Net Assets:
Net investment income	1.75%	1.59%	1.83%	0.61%	0.74%
Net expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Gross expenses (b)	2.30%	2.93%	3.85%	4.19%	4.38%
PORTFOLIO TURNOVER RATE	30%	18%	29%	35%	18%

(a)	Calculated based on average shares outstanding during each year.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	9

PHOCAS REAL ESTATE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2015

Note 1. Organization

The Phocas Real Estate Fund (the “Fund”) is a non-diversified portfolio of Forum Funds II (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on September 29, 2006. The Fund seeks long-term total investment return through a combination of capital appreciation and current income.

On July 19, 2013, at a Special Meeting of Shareholders of the Phocas Real Estate Fund (the "Predecessor Fund"), a series of the Advisor Series Trust, the shareholders approved a proposal to reorganize the Predecessor Fund into the Fund, a newly created series of the Trust. The Fund is designed to be substantially similar from an investment perspective to the Predecessor Fund, and is managed by the same investment advisor. As a result of the reorganization, the Fund is now operating under the supervision of a different board of trustees. On August 1, 2013, the shares of the Predecessor Fund were, in effect, exchanged on a tax-free basis for shares of the Fund with the same aggregate value. No sales load, commission or other transactional fees were imposed on shareholders in connection with the tax-free exchange of their shares.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities (such as shares of exchange-traded funds) and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the advisor believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the advisor to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Advisor inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

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PHOCAS REAL ESTATE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2015

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2015, for the Fund’s investments is included  the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2015, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

REITs – The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund may include the gross dividends from such REITs in income or may utilize estimates of any potential REIT dividend reclassifications in the Fund’s annual distributions to shareholders and, accordingly, a portion of the Fund’s distributions may be designated as a return of capital, require reclassification, or be under distributed on an excise basis and subject to excise tax.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 90 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Advisor – Phocas Financial Corporation (the “Advisor”) is the investment advisor to the Fund. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee from the Fund at an annual rate of 0.75% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund may pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the Fund’s average daily net assets for providing distribution

11

PHOCAS REAL ESTATE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2015

and/or shareholder services to the Fund. The Distributor is not affiliated with the Advisor or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each Independent Trustee an annual fee of $16,000 ($21,000 for the Chairman) for service to the Trust. The Independent Trustees and Chairman may receive additional fees for special Board meetings. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as Trustees, including travel and related expenses incurred in attending Board meetings. The amount of Independent Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expenses Reimbursed and Fees Waived

The Advisor has contractually agreed to waive its fee and/or reimburse certain expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.50% through April 30, 2016. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the year ended December 31, 2015, fees waived and expenses reimbursed were as follows:

Investment Advisor Fees Waived	Other Waivers	Total Fees Waived
$75,110	$16,000	$91,110

The Fund may repay the Advisor for fees waived and expenses reimbursed pursuant to the expense cap if such payment (1) is made within three years of the fee waiver or expense reimbursement, (2) is approved by the Board and (3) does not cause net annual fund operating expenses of the Fund to exceed the expense cap in place at the time the fees were waived. As of December 31, 2015, the following amounts are subject to recapture by the Advisor:

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
December 31, 2013	$66,789	December 31, 2016	$-
December 31, 2014	$115,574	December 31, 2017	$-
December 31, 2015	$75,110	December 31, 2018	$-

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended December 31, 2015, were $3,533,688 and $3,266,740, respectively.

12

PHOCAS REAL ESTATE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2015

Note 6. Federal Income Tax

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:

	2015	2014
Ordinary Income	$124,023	$8,167
Long-Term Capital Gain	440,067	-
	$564,090	$8,167

As of December 31, 2015, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Long-Term Gain	$346,852
Unrealized Appreciation	2,770,783
Total	$3,117,635

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and differences between book and tax treatment on distributions from REITs.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2015. The following reclassification was the result of REIT adjustments, non-deductible excise tax paid, and distribution reclassifications and has no impact on the net assets of the Fund.

Undistributed Net Investment Income (Loss)	$(115,465)
Accumulated Net Realized Gain (Loss)	116,379
Paid-in-Capital	(914)

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

13

REPORT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds II and the Shareholders of Phocas Real Estate Fund

We have audited the accompanying statement of assets and liabilities of the Phocas Real Estate Fund, a series of shares of beneficial interest in Forum Funds II, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2012 and December 31, 2011 were audited by other auditors whose report dated March 1, 2013 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Phocas Real Estate Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 24, 2016

14

PHOCAS REAL ESTATE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2015

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (866) 746-2271 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 746-2271 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015, through December 31, 2015.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2015	December 31, 2015	Period*	Ratio*
Actual	$1,000.00	$1,068.78	$7.82	1.50%
Hypothetical (5% return before taxes)	$1,000.00	$1,017.64	$7.63	1.50%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 2.02% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 2.02% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

15

PHOCAS REAL ESTATE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2015

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer and Mr. Hong are considered Interested Trustees due to their affiliation with Atlantic. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 746-2271.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2013	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	46	Trustee, Forum Funds, Forum ETF Trust and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee; Chairman, Audit Committee	Since 2013	Chief Financial Officer, Institute of International Education 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. 2005-2008; Adjunct Professor of Accounting, Fairfield University 2009-2012.	20	Trustee, Forum ETF Trust and U.S. Global Investors Funds
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2013	Principal, Portland Global Advisors 1996-2010.	20	Trustee, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustees
Stacey E. Hong Born: 1966	Trustee	Since 2013	President, Atlantic since 2008.	20	Trustee, U.S. Global Investors Funds
John Y. Keffer2 Born: 1942	Trustee	Since 2013	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	46	Trustee, Forum Funds, Forum ETF Trust, ALTMFX Trust and U.S. Global Investors Funds; Director, Wintergreen Fund, Inc.
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2013	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
1The Fund Complex includes the Trust, Forum Funds, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.
2Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

16

PHOCAS REAL ESTATE FUND

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME  04112
(866) 746-2271 (toll free)

INVESTMENT ADVISOR
Phocas Financial Corporation
980 Atlantic Avenue, Suite 106
Alameda, CA 94501

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

215-ANR-1215

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds II (the “Registrant”) has adopted         a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant’s Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f) (1)      A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that Mr. Mark Moyer is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines. Mr. Moyer is a non- “interested” Trustee (as defined in Section 2(a)(19) under the Investment Company Act of 1940, as amended (the “Act”)), and serves as Chairman of the Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $12,900 in 2014 and $12,900 in 2015.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2014 and $0 in 2015.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $3,000 in 2014 and $3,000 in 2015.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs  (a) through (c) of this Item, were $0 in 2014 and $0 in 2015.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”).  In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series.  The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2014 and $0 in 2015.  There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds II

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	February 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	February 18, 2016

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	February 18, 2016